Exhibit 10.3
Confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 has been requested with respect to portions of pages 12-14 of this contract exhibit. The omitted confidential portions of the contract exhibit have been filed separately with the Commission.
STATE OF CALIFORNIA
STANDARD AGREEMENT AMENDMENT
STD 213A (DHS Rev 7/04)

	AGREEMENT NUMBER	AMENDMENT NUMBER
☒ CHECK HERE IF ADDITIONAL PAGES ARE ADDED 20 PAGES	05-46130	A-01

REGISTRATION NUMBER:

1.	This Agreement is entered into between the State Agency and Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)
California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)
Molina Healthcare of California Partner Plan, Inc.

2.	The term of this
	Agreement is	January 1, 2006 through December 31, 2008

3.	The maximum amount	$428,964,000
	of this Agreement is:	Four Hundred Twenty-eight Million Nine Hundred Sixty-four Thousand Dollars

4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:
1)	Amendment effective date: April 12, 2007

2)	Purpose of amendment: To amend quality improvement language; to add an additional aid code; to remove some aid codes; to amend the Non-Contracting Emergency Service Providers language; to remove Medicare Part D as a Covered Service; to amend the Alcohol and Substance Abuse Treatment Services language and to add its related Attachment 10-C; to add the Erectile Dysfunction language and to add its related Attachment 10- D; to amend Attachment 10-B; to amend the Grievance language; to amend the enrollment capacity; to amend the Negotiation/ Determination of Rates language; to extend the contract term; to add the Confidential Contract Terms language; to add the Federal False Claim Act Compliance language; to amend payment provision language; to adjust rates and to adjust the encumbrances/amounts payable accordingly.

3)	Exhibit A, Attachment 4 Quality Improvement System, Section 9 External Quality Review Requirements, is amended to read:
(Continued on next page)
All other terms and conditions shall remain the same.
IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR		CALIFORNIA Department of General Services Use Only

CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.)
Molina Healthcare of California Partner Plan, Inc.

BY (Authorized Signature)	DATE SIGNED (Do not type)

/s/ Stephen T. O’Dell	4/25/07

PRINTED NAME AND TITLE OF PERSON SIGNING

Stephen T. O’Dell, President

ADDRESS
One Golden Shore Drive
Long Beach, CA 90802

STATE OF CALIFORNIA

AGENCY NAME
California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

/s/ Stan Rosenstein	6/5/07

PRINTED NAME AND TITLE OF PERSON SIGNING		Exempt per:
☐ Welfare and Institutions Code section 14087.55(c)
Stan Rosenstein, Deputy Director, Medical Care Services

ADDRESS		☒ Welfare and Institutions Code section 14089.8(b)
1501 Capitol Avenue, 6th Floor, MS 4000, PO Box 997413 Sacramento, CA 95899-7413

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9.	External Quality Review Requirements
D.	Quality Improvement Projects (QIPs)
1)	For this Contract, Contractor is required to conduct or participate in two Quality Improvement Projects (QIPs) approved by DHS. If Contractor holds multiple managed care contracts with DHS, Contractor is required to conduct or participate in two QIPs for each contract.
(a)	One QIP must be either an internal quality improvement project (IQIP) or a small group collaborative (SGC) facilitated by a health plan or DHS. The SGC must include a minimum of two DHS health plan contractors and must use standardized measures and clinical practice guidelines. Additionally, all contracting health plans participating in a SGC must agree to the same goal, timelines for development, implementation, and measurement. Contracting health plans participating in a SGC must also agree on the nature of contracting health plan commitment of staff and other resources to the collaborative project.

(b)	One QIP must be a DHS facilitated Statewide Collaborative. If this Contract’s operation start date is after the Statewide Collaborative has begun implementation, upon DHS’ approval, Contractor may substitute a SGC or an IQIP in place of the Statewide Collaborative.
2)	If this Contract covers multiple counties, Contractor must include all counties in a QIP unless otherwise approved by DHS.

3)	Contractor shall comply with the MMCD All Plan Letter 06010 and shall use the QIP reporting format designated therein to request approval of proposed QIPs from DHS and to report at least annually to DHS on the status of each QIP. The required documentation for QIP proposals and for QIP status reports shall include but is not limited to:
a)	In-depth qualitative and quantitative analysis of barriers and results.

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b)	Evidence-based interventions and best practices, when available, and system wide intervention, when appropriate.

c)	Interventions that address health disparities.

d)	Measurement of performance using objective quality indicators.

e)	Strategies for sustaining and spreading improvement beyond the duration of the QIP.
4)	Exhibit A, Attachment 8 Provider Compensation Arrangements, Section 13 Non-Contracting Emergency Service Providers, is amended to read:
13.	Non-Contracting Emergency Service Providers
A.	Contractor shall pay for Emergency Services received by a Member from non-contracting providers. Payments to non-contracting providers shall be for the treatment of the Emergency Medical Condition, including Medically Necessary inpatient services rendered to a Member until the Member’s condition has stabilized sufficiently to permit referral and transfer in accordance with instructions from Contractor, or the Member is stabilized sufficiently to permit discharge. The attending emergency physician, or the provider treating the Member is responsible for determining when the Member is sufficiently stabilized for transfer or discharge and that determination is binding on the Contractor. Emergency Services shall not be subject to Prior Authorization by Contractor.

B.	At a minimum, Contractor must reimburse the non-contracting emergency department and, if applicable, its affiliated providers for Physician services at the lowest level of emergency department evaluation and management CPT (Physician’s Current Procedural Terminology) codes, unless a higher level is clearly supported by documentation, and for the facility fee and diagnostic services such as laboratory and radiology.

C.	For all non-contracting providers, reimbursement by Contractor, or by a subcontractor who is at risk for out-of-plan Emergency Services, for properly documented claims for services rendered on or after January 1, 2007 by a non-contracting provider pursuant to

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this provision shall be made in accordance with provision 5. Claims Processing, above, and 42 USC Section 1396u-2(b)(2)(D).
D.	Contractor shall not refuse to cover reimbursement for Emergency Services rendered by a non-contracting provider based on the emergency room provider, hospital, or fiscal agent not notifying the Member’s Primary Care Physician or Contractor of the Member’s screening and treatment within 10 calendar days of presentation for emergency. Contractor shall not limit what constitutes an Emergency Medical Condition solely on the basis of lists of diagnoses or symptoms.

E.	In accordance with California Code of Regulations, Title 28, Section 1300.71.4, Contractor shall approve or disapprove a request for post-stabilization inpatient services made by a non-contracting provider on behalf of a Member within 30 minutes of the request. If Contractor fails to approve or disapprove authorization within the required timeframe, the authorization will be deemed approved. Contractor is financially responsible for post-stabilization service payment as provided in subprovision C above.

F.	Disputed Emergency Services claims may be submitted to DHS, Office of Administrative Hearings and Appeals, 1029 J Street, Suite 200, Sacramento, California, 95814 for resolution under the provisions of Welfare and Institutions Code Section 14454 and California Code of Regulations, Title 22, Section 53620 et. seq., except Section 53698. Contractor agrees to abide by the findings of DHS in such cases, to promptly reimburse the non-contracting provider within 30 calendar days of the effective date of a decision that Contractor is liable for payment of a claim and to provide proof of reimbursement in such form as the DHS Director may require. Failure to reimburse the non-contracting provider and provide proof of reimbursement to DHS within 30 calendar days shall result in liability offsets in accordance with Welfare and Institutions Code Sections 14454(c) and 14115.5, and California Code of Regulations, Title 22, Section 53702.

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5)	Exhibit A, Attachment 9 Access and Availability, Section 12 Cultural and Linguistic Program, is amended to read:
12.	Cultural and Linguistic Program

Contractor shall have a Cultural and Linguistic Services Program that monitors, evaluates, and takes effective action to address any needed improvement in the delivery of culturally and linguistically appropriate services. Contractor shall review and update their cultural and linguistic services consistent with the group needs assessment requirements stipulated below.
A.	Written Description

Contractor shall implement and maintain a written description of its Cultural and Linguistic Services Program, which shall include at minimum the following:
1)	An organizational commitment to deliver culturally and linguistically appropriate health care services.

2)	Goals and objectives.

3)	A timetable for implementation and accomplishment of the goals and objectives.

4)	An organizational chart showing the key staff persons with overall responsibility for cultural and linguistic services and activities. A narrative shall explain the chart and describe the oversight and direction to the Community Advisory Committee, provisions for support staff, and reporting relationships. Qualifications of staff, including appropriate education, experience and training shall also be described.

5)	Standards and Performance requirements for the delivery of culturally and linguistically appropriate health care services.
B.	Linguistic Capability of Employees

Contractor shall assess, identify and track the linguistic capability of interpreters or bilingual employees and contracted staff (clinical and non-clinical).

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C.	Group Needs Assessment (GNA)

Contractor shall conduct group needs assessments as specified below, to identify the health education and cultural and linguistic needs of its Members; and utilize the findings for continuous development and improvement of contractually required health education and cultural linguistic programs and services.
1)	Contractor shall conduct a GNA and submit a GNA Summary to DHS every five years. Contractor shall conduct an initial GNA within 12 months from the commencement of the Operations Period unless within the last five years, Contractor has conducted a GNA and submitted a GNA Summary to DHS for this Service Area, in which case, Contractor will have until the end of the five-year term to conduct its next GNA.

2)	Contractor shall submit a GNA Summary Report to DHS at the completion of each GNA. The summary report must include:
a)	The objectives; methodology; data sources; survey instruments; findings and conclusions; program and policy implications; and references contained in the GNA.

b)	The findings and conclusions must include the following information for Medi-Cal plan Members: 1) demographic profile; 2) related health risks, problems and conditions; 3) related knowledge, attitudes and practices including cultural beliefs and practices; 4) perceived health education needs including learning needs, preferred methods of learning and literacy level; 5) culturally competent community resources.
3)	Contractor shall demonstrate that GNA and summary report findings and conclusions in item 2(b) above are utilized for continuous development of its health education and cultural and linguistic services program. Contractor must maintain documentation of program priorities, target populations and program goals/objectives as they are revised to meet the identified and changing needs of the Member population.

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4)	Contractor shall annually update the GNA summary report including a current update on the information required in 2(b) above. The GNA summary report updates shall be maintain and available for DHS review.
D.	The results of the GNA shall be considered in the development of any Marketing materials prepared by the Contractor.

E.	Cultural Competency Training

Contractor shall provide cultural competency, sensitivity, or diversity training for staff, providers and subcontractors at key points of contact. The training shall cover information about the identified cultural groups in the Contractor’s Service Areas, such as the groups’ beliefs about illness and health; methods of interacting with providers and the health care structure; traditional home remedies that may impact what the provider is trying to do to treat the patient; and language and literacy needs.

F.	Program Implementation and Evaluation

Contractor shall develop and implement policies and procedures for assessing the performance of individuals who provide linguistic services as well as for overall monitoring and evaluation of the Cultural and Linguistic Services Program.
6)	Exhibit A, Attachment 10 Scope of Services, Section 1 Covered Services, is amended to read:
1.	Covered Services

Contractor shall provide or arrange for all Medically Necessary Covered Services for Members. Covered Services are those services set forth in Title 22, CCR, Chapter 3, Article 4, beginning with Section 51301, and Title 17, CCR, Division 1, Chapter 4, Subchapter 13, beginning with Section 6840, unless otherwise specifically excluded under the terms of this Contract.

Except as set forth in Attachment 3.1.B.1 (effective 1/1/2006) of the California Medicaid State Plan or as otherwise authorized by Welfare & Institutions Code Section 14133.23, effective January 1, 2006, drug benefits for full-benefit dual eligible beneficiaries who are eligible for drug benefits under Part D of Title XVIII of the Social Security Act (42 USC

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Section 1395w-101 et seq) are not a Covered Service under this Contract. Consequently, effective January 1, 2006, the capitation rates shall not include reimbursement for such drug benefits and existing capitation rates shall be adjusted accordingly, even if the adjustment results in a change of less than one percent of cost to Contractor. Additionally, Contractor shall comply with all applicable provisions of the Medicare Prescription Drug Improvement and Modernization Act of 2003, 42 USC 1395(x) et seq.
7)	Exhibit A, Attachment 10-B, is amended to read:

EXCLUDED DRUGS FOR THE TREATMENT OF HUMAN IMMUNODEFICIENCY VIRUS (HIV) AND ACQUIRED IMMUNODEFICIENCY SYNDROME (AIDS)

Generic Name
Abacavir Sulfate (Ziagen)
Abacavir /Lamivudine (Epzicom)
Amprenavir (Agenerase) Oral
Amprenavir (Agenerase) Tabs/Caps
Atazanavir Sulfate (Reyataz)
Delavirdine Mesylate (Rescriptor)
Efavirenz (Sustiva)
Emtricitabine (Emtriva)
Enfuvirtide (Fuzeon)
Fosamprenavir (Lexiva)
Indinavir Sulfate (Crixivan)
Lamivudine (Epivir)
Lopinavir/Ritonavir (Kaletra)
Nelfinavir Mesylate (Viracept)
Nevirapine (Viramune)
Ritonavir (Norvir)
Saquinavir (Fortovase)
Saquinavir Mesylate (Invirase)
Stavudine (Zirit)
Tenofovir Disoproxil Fumarate (Viread)
Tenofovir Disoproxil-Emtricitabine (Trudada)
Tipranavir
Zidovudine/Lamivudine (Combivir)
Zidovudine/Lamivudine/Abac Sulf (Trizivir)

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8)	Exhibit A, Attachment 11 Case Management and Coordination of Care, Section 6 Alcohol and Substance Abuse Treatment Services, is amended to read:
6.	Alcohol and Substance Abuse Treatment Services

Alcohol and substance abuse treatment services available through Drug Medi-Cal Substance Abuse Services defined in Title 22, CCR, Section 51341.1, and outpatient heroin detoxification services defined in Title 22, CCR, Section 51328 are excluded from this Contract.

These excluded services include all drugs used for the treatment of alcohol and substance abuse covered by State of California Department of Alcohol and Drug Programs (ADP) Drug Medi-Cal Substance Abuse Services as well as the drugs listed in Exhibit A, Attachment 10-C not currently covered by ADP, but reimbursed through the Medi-Cal FFS program.

Contractor shall identify individuals requiring alcohol and or substance abuse treatment services and arrange for their referral to the ADP, including outpatient heroin detoxification providers, for appropriate services. Contractor shall assist Members in locating available treatment service sites. To the extent that treatment slots are not available in the ADP within the Contractor’s Service Area, the Contractor shall pursue placement outside the area. Contractor shall continue to cover and ensure the provision of primary care and other services unrelated to the alcohol and substance abuse treatment and coordinate services between the primary care providers and the treatment programs.
9)	Exhibit A, Attachment 11 Case Management and Coordination of Care, Section 19 Erectile Dysfunction (ED) Drugs and Other ED Therapies, is added:
19.	Erectile Dysfunction (ED) Drugs and Other ED Therapies

Erectile dysfunction drugs and other ED therapies are excluded from this Contract. These excluded drugs include all drugs used for the treatment of ED that are listed in Exhibit A, Attachment 10-D (consisting of one page). The drugs listed in Exhibit A, Attachment 10-D are covered by the Medi-Cal Fee-For-Service program.

Contractor shall identify individuals requiring ED drugs or ED therapies and arrange for their referral for appropriate services. Contractor shall

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assist Members in locating available treatment service sites. Contractor shall continue to cover and ensure the provision of primary care and other services unrelated to the ED drugs or ED therapies and coordinate services between the primary care providers and the treatment programs.
10)	Exhibit A, Attachment 14 Member Grievance System, Section 3 Grievance Log and Quarterly Grievance Report, is amended to read:
3.	Grievance Log and Quarterly Grievance Report
B.	Contractor shall submit the quarterly grievance report for Medi-Cal Members only in the form that is required by and submitted to the Department of Managed Health Care (DMHC) as set forth in Title 28, CCR, Section 1300.68(f).
1)	In addition to the types or nature of grievances listed in Title 28, CCR, Section 1300.68(f)(2)((D), the report shall also include, but not be limited to, timely assignments to a provider, issues related to cultural and linguistic sensitivity, and difficulty with accessing specialists.

2)	For the Medi-Cal category of the report, provide the following additional information: the average time it took for the plan to respond to all Member grievances; a listing of the zip codes, ethnicity, gender and primary language of the Members that filed grievances; and the total number of grievances in which the outcome/resolution was not in the Member’s favor.
11)	Exhibit A, Attachment 16 Enrollments and Disenrollments, Section 2 Enrollment, is amended to read:
2.	Enrollment
E.	Enrollment Capacity (only to specific contractors that choose limitations)

All Eligible Beneficiaries shall be accepted by Contractor up to the limits of Contractor’s Enrollment capacity approved by DHS. Contractor’s maximum enrollment capacity under this Contract shall not exceed 207,000.

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12)	Exhibit B, Budget Detail and Payment Provisions, Section 1 Budget Contingency Clause, is amended to read:
1.	Budget Contingency Clause
A.	It is mutually agreed that if the Budget Act of the current year and/or any subsequent years covered under this Contract does not appropriate sufficient funds for the Medi-Cal program, this Contract shall be of no further force and effect. In this event, the State shall have no liability to pay any funds whatsoever to Contractor or to furnish any other considerations under this Contract and Contractor shall not be obligated to perform any provisions of this Contract.

All payments and rate adjustments are subject to appropriations of Medi-Cal funds by the Legislature and may include Department of Finance approval. Further, all payments are subject to the availability of Federal congressional appropriation of funds.

B.	If funding for any fiscal year is reduced or deleted by the Budget Act specifically for purposes of the Medi-Cal Geographic Managed Care Program, the State shall have the option to either cancel this Contract with no liability occurring to the State, or offer an amendment to Contractor to reflect the reduced amount.
13)	Exhibit B, Budget Detail and Payment Provisions, Section 2 Amounts Payable, is amended to read:
2.	Amounts Payable

The amounts payable under this Contract shall not exceed:
A.	$42,040,000 for the 2005-06 Fiscal Year ending June 30, 2006.

B.	$87,840,900 for the 2006-07 Fiscal Year ending June 30, 2007.

C.	$92,023,800 for the 2007-08 Fiscal Year ending June 30, 2008.

D.	$46,011,900 for the 2008-09 Fiscal Year ending June 30, 2009.
The maximum amount payable for this Contract shall not exceed $267,916,600.

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14)	Exhibit B, Budget Detail and Payment Provisions, Section 4 Capitation Rates, is amended to read:
4.	Capitation Rates
A.	DHS shall remit to Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to Contractor by DHS. The capitation rate shall be the amount specified below. The payment period for health care services shall commence on the first day of the Operations Period. Capitation payments shall be made in accordance with the following schedule of capitation payment rates at the end of the month for the month of service:

From January 1, 2006 through June 30, 2006:		San Diego
Groups	Aid Codes	Rate
Family	01, 02, 03, 04, 08, 0A, 30, 32, 33, 34, 35, 38, 39, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W*, 40, 42, 45, 47, 4A, 4C, 4F, 4G, 4K, 4M, 54, 59, 5K, 5X, 72, 7A, 7J, 7X, 82, 8P, 8R	$**

Disabled/ Medi-Cal Only	20, 24, 26, 2E, 36, 60, 64, 66, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V	$**

Aged/ Medi-Cal Only	10, 14, 16, 1E, 1H	$**

Adult	86	$**

Breast and Cervical Cancer Treatment Program (BCCTP)	0N, 0P	$**

Disabled/ Dual Eligible	20, 24, 26, 2E, 36, 60, 64, 66, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V	$**

Aged/ Dual Eligible	10, 14, 16, 1E, 1H	$**

*	The effective date of the addition of Aid Code 3W is January 1, 2006.

**	In accordance with the requirements of California Government Code Section 6254(q), confidential treatment has been requested for the redacted rate information pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. The redacted rate information has been filed separately with the Commission.

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From July 1, 2006 through June 30, 2007:		San Diego
Groups	Aid Codes	Rate
Family	01, 02, 03, 04, 08, 0A, 30, 32, 33, 34, 35, 38, 39, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 40, 42, 45, 47, 4A, 4C, 4F, 4G, 4K, 4M, 54, 59, 5K, 5X, 72, 7A, 7J, 7X, 82, 8P, 8R	$**

Disabled/ Medi-Cal Only	20, 24, 26, 2E, 36, 60, 64, 66, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V	$**

Aged/ Medi-Cal Only	10, 14, 16, 1E, 1H	$**

Adult	86	$**

Breast and Cervical Cancer Treatment Program (BCCTP)	0N, 0P	$**

Disabled/ Dual Eligible	20, 24, 26, 2E, 36, 60, 64, 66, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V	$**

Aged/ Dual Eligible	10, 14, 16, 1E, 1H	$**

**	In accordance with the requirements of California Government Code Section 6254(q), confidential treatment has been requested for the redacted rate information pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. The redacted rate information has been filed separately with the Commission.

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Commencing July 1, 2007:		San Diego
Groups	Aid Codes	Rate
Family	01, 02, 03, 04, 08, 0A, 30, 32, 33, 34, 35, 38, 39, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 40, 42, 45, 47, 4A, 4C, 4F, 4G, 4K, 4M, 54, 59, 5K, 5X, 72, 7A, 7J, 7X, 82, 8P, 8R	$**

Disabled/ Medi-Cal Only	20, 24, 26, 2E, 36, 60, 64, 66, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V	$**

Aged/ Medi-Cal Only	10, 14, 16, 1E, 1H	$**

Adult	86	$**

Breast and Cervical Cancer Treatment Program (BCCTP)	0N, 0P	$**

Disabled/ Dual Eligible	20, 24, 26, 2E, 36, 60, 64, 66, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V	$**

Aged/ Dual Eligible	10, 14, 16, 1E, 1H	$**
15)	Exhibit B, Budget Detail and Payment Provisions, Section 6 Negotiation/ Determination of Rates, is amended to read:
6.	Negotiation/Determination of Rates
A.	The capitation rates included in this Contract result from voluntary negotiations between the Contractor and California Medical Assistance Commission (CMAC). CMAC negotiates rates from an actuarial based range as determined by DHS actuaries.

B.	Subject to subprovision A above, CMAC and Contractor for each rate year shall review and renegotiate the capitation rates to determine whether such rates should be increased, decreased, or remain the same. If it is determined by CMAC and Contractor that the capitation rates should be increased or decreased, such increase or decrease shall be effectuated through an amendment to this Contract in accordance with the provisions of Exhibit E, Attachment 2, provision 4, and subject to provision 8 of this Exhibit.

**	In accordance with the requirements of California Government Code Section 6254(q), confidential treatment has been requested for the redacted rate information pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. The redacted rate information has been filed separately with the Commission.

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16)	Exhibit B, Budget Detail and Payment Provisions, Section 7 Rate Year and Rate Determination Date, is amended to read:
7.	Rate Year and Rate Determination Date

The rate year for this Contract is July 1 through June 30, and this Contract’s rate determination date is July 1 of each subsequent year.
17)	Exhibit B, Budget Detail and Payment Provisions, Section 8 Implementation of Rate Amendments, is amended to read:
8.	Implementation of Rate Amendments
A.	Upon final approval of a fully executed, negotiated rate amendment, DHS will implement the rate adjustment(s) to commence on the effective date(s) as specified in the approved rate amendment.

B.	In the event there is a delay in the determination between CMAC and Contractor under Provision 6 to modify the rates for a particular rate year or there is a delay in DHS’ implementation of a negotiated rate amendment approved by CMAC, the payment to Contractor shall continue at the rates then in effect. Those continued payments shall constitute interim payments until such time as the rate amendment, if any, is approved by CMAC and DHS’ implementation of the new rate(s) occurs. DHS shall make adjustments for those months for which interim payments were made as follows:
1)	Any underpayment by the State shall be paid to Contractor within 60 calendar days after final approval of the fully executed rate amendment.

2)	Any overpayment to Contractor shall be recaptured by the State’s withholding the amount due from Contractor’s next capitation check. If the amount to be withheld from that capitation check exceeds 25 percent of the capitation payment for that month, amounts up to 25 percent shall be withheld from successive capitation payments until the overpayment is fully recovered by the State.

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18)	Exhibit E, Additional Provisions, Section 1 Additional Incorporated Exhibits, is amended to read:
1.	Additional Incorporated Exhibits

The following additional exhibits are attached, incorporated herein, and made a part hereof by this reference:

1) Exhibit A	Scope of Work	2 pages
	Attachment 1 — Organization and Administration of the Plan	4 pages
	Attachment 2 — Financial Information	4 pages
	Attachment 3 — Management Information System	2 pages
	Attachment 4 — Quality Improvement System	12 pages
	Attachment 5 — Utilization Management	4 pages
	Attachment 6 — Provider Network	8 pages
	Attachment 7 — Provider Relations	2 pages
	Attachment 8 — Provider Compensation Arrangements	6 pages
	Attachment 9 — Access and Availability	11 pages
	Attachment 10 — Scope of Services	19 pages
	Attachment 11 — Case Management and Coordination of Care	13 pages
	Attachment 12 — Local Health Department Coordination	3 pages
	Attachment 13 — Member Services	11 pages
	Attachment 14 — Member Grievance System	3 pages
	Attachment 15 — Marketing	5 pages
	Attachment 16 — Enrollments and Disenrollments	5 pages
	Attachment 17 — Reporting Requirements	2 pages
	Attachment 18 — Implementation Plan and Deliverables	15 pages
2) Exhibit B	Budget Detail and Payment Provisions	8 pages
3) Exhibit C*	General Terms and Conditions: Notwithstanding provisions 15 and 18, which do not apply to this Contract.	GTC 306*
	Attachment 1 — Certifications: Notwithstanding provisions 4, 5, and 7, which do not apply to this Contract.	CCC-1005*

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	Attachment 2 — Doing Business with the State of California: Notwithstanding provisions 4 and 6, which do not apply to this Contract.	CCC-1005*
4) Exhibit D(F)	Special Terms and Conditions: Notwithstanding provisions 2, 3, 4, 5, 6, 7, 10, 11, 12, 14, 15, 16, 18, 22, 25, 27, 29, 30, and 31, which do not apply to this Contract.	10 pages
5) Exhibit E	Additional Provisions	3 pages
	Attachment 1 — Definitions	17 pages
	Attachment 2 — Program Terms and Conditions	24 pages
	Attachment 3 — Duties of the State	5 pages
6) Exhibit F	Contractor’s Release	1 page
7) Exhibit G	Health Insurance Portability and Accountability Act	5 pages
Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto. These documents can be viewed at http://www.dgs.ca.gov/contracts.
19)	Exhibit E, Attachment 1 Definitions, Section 34 Eligible Beneficiary, is amended to read:
34.	Eligible Beneficiary means any Medi-Cal beneficiary who is residing in the Contractor’s Service Area with one of the following aid codes:

Mandatory Aid Codes:

Family - 01, 02, 08, 0A, 30, 32, 33, 34, 35, 38, 39, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 47, 54, 59, 5X, 72, 7A, 7X, 82, 8P, 8R

Non-Mandatory Aid Codes:

Family - 03, 04, 40, 42, 45, 4A, 4C, 4F, 4G, 4K, 4M, 5K, 7J

Aged — 10, 14, 16, 1E, 1H

Disabled - 20, 24, 26, 2E, 36, 60, 64, 66, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V

Adult — 86

Breast and Cervical Cancer Treatment Program (BCCTP) - 0N, 0P

Molina Healthcare of California Partner Plan, Inc.
05-46130, A-01
An Eligible Beneficiary may continue to be a Member following any redetermination of Medi-Cal eligibility that determines that the individual is eligible for, and the individual thereafter enrolls in, the BCCTP.

The following exclusions apply to all the above:
A.	Individuals who have been approved by the Medi-Cal Field Office or the California Children Services Program for any major organ transplant that is a Medi-Cal FFS benefit except kidney transplants.

B.	Individuals who elect and are accepted to participate in the following Medi-Cal waiver programs: In-Home Medical Care Waiver, the Nursing Facility Subacute Waiver, and the Nursing Facility A/B Waiver.

C.	Individuals determined by the Medi-Cal Field Office to be in need of long term care and residing in a Skilled Nursing Facility for 30 calendar days past the month of admission.

D.	Individuals who have commercial or Medicare HMO coverage, unless the Medicare HMO is a provider under this Contract and DHS has agreed, as a term of the HMO’s contract, that these individuals may be enrolled. Individuals with Medicare fee-for-service coverage are not excluded from enrolling under this Contract.
20)	Exhibit E, Attachment 2 Program Terms and Conditions, Section 13 Term, is amended to read:
13.	Term

The Contract will become effective January 1, 2006, and will continue in full force and effect through December 31, 2008, subject to the provisions of Exhibit B, provision 1. Budget Contingency Clause and Exhibit D(F), provision 9. Federal Contract Funds.

The term of the Contract consists of the following three periods: 1) The Implementation Period, which ended as of the effective date of this Contract; 2) The Operations Period shall commence at the conclusion of the Implementation Period, subject to DHS acceptance of the Contractor’s readiness to begin the Operations Period. The term of the Operations Period is subject to the termination provisions of provision 16. Termination, and provision 18. Sanctions, and subject to the limitation

Molina Healthcare of California Partner Plan, Inc.
05-46130, A-01
provisions of Exhibit B, provision 1. Budget Contingency Clause; and 3) The Phaseout Period shall extend for six (6) months from the end of the Operations Period, subject to provision 15. Contract Extension, in which case the Phaseout Period shall apply to the six (6) month period beginning with the first day after the end of the Operations Period, as extended.
21)	Exhibit E, Attachment 2 Program Terms and Conditions, Section 34 Confidential Contract Terms, is added:
34.	Confidential Contract Terms

The terms of this Contract are confidential and may be disclosed by the Contractor or its providers and subcontractors only in accordance with the disclosure time limits set forth in Government Code section 6254(q).
22)	Exhibit E, Attachment 2 Program Terms and Conditions, Section 35 Federal False Claim Act Compliance, is added:
35.	Federal False Claim Act Compliance

Effective January 1, 2007, Contractor shall comply with 42 USC Section 1396a(a)(68), Employee Education About False Claims Recovery, as a condition of receiving payments under this Contract. Upon request by DHS, Contractor shall demonstrate compliance with this provision, which may include providing DHS with copies of Contractor’s applicable written policies and procedures and any relevant employee handbook excerpts.
23)	All rights, duties, obligations and liabilities of the parties hereto otherwise remain unchanged.

Molina Healthcare of California Partner Plan, Inc.
05-46130, A-01
ATTACHMENT 10-C
EXCLUDED DRUGS FOR ALCOHOL AND HEROIN (OPIOID) DEPENDENCE TREATMENT
Generic Name
Buprenorphine HCL
Buprenorphine HCL and Naloxone HCL dihydrate

Molina Healthcare of California Partner Plan, Inc.
05-46130, A-01
ATTACHMENT 10-D
EXCLUDED DRUGS FOR THE TREATMENT OF
ERECTILE DYSFUNCTION (ED)
Generic Name
Alprostadil
Papaverine Injection
Phentolamine Mesylate
Sildenafil Citrate 25mg
Sildenafil Citrate 50mg
Sildenafil Citrate 100mg
Tadalafil
Vardenafil HCL
Yohimbine HCL
Yohimbine HCL/Strychnine
Yohimbine HCL/Zinc Sulfate